UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

1-33718	65-0945967
(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212

Sunrise, Florida 33325

(Address of principal executive offices, including zip code)

(954) 835-1500

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Item 7.01. Regulation FD Disclosure.

Commencing on July 22, 2010, and through September 20, 2010, Bioheart, Inc. (the “Company”) received proceeds from accredited investors in the amount of $234,020 from the private placement of restricted common stock under its Regulation D offering (the “Offering”) that closed on September 20, 2010.  The aggregate number of shares of issued in connection with the Offering was 1,553,885 shares.

Item 9.01 Exhibits.

Exhibit Number	Description

none

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2010

BIOHEART, INC.
By:	/s/ Mike Tomas
Mike Tomas
President and Chief Executive Officer